[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                  SUPPLEMENT DATED OCTOBER 20, 2005
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2005


THE FOLLOWING INFORMATION REPLACES THE CURRENT TABLE OF CONTENTS FOUND ON THE FIRST PAGE OF THE STATEMENT OF ADDITIONAL INFORMATION.

         Page
         2        General Information and History
         2        Underwriter
         2        Investment Adviser
         3        Custodian and Accounting Agent
         3        Transfer Agent
         3        Independent Registered Public Accounting Firm
         3        Legal Counsel
         3        Valuation of Securities
         4        Additional Information Regarding Redemption of Shares
         4        Investment Policies and Techniques
         11       Investment Restrictions
         11       Portfolio Transactions
         15       Fund History and Description of Trust Shares
         16       Certain Federal Income Tax Considerations
         17       Trustees and Officers of the Trust
         24       The Trust's Adviser
         29       Portfolio Manager Disclosure
         35       Portfolio Holdings Disclosure
         36       Principal Holders of Securities
         36       Financial Statements
         36       Appendix A - Long-Term and Short-Term Debt Ratings


DELETE  THE  CUSTODIAN  SECTION  ON  PAGE  3  AND  REPLACE  WITH  THE  FOLLOWING
INFORMATION.

                         CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Company's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, each Fund's investments in foreign securities may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

DELETE THE THIRD AND FIFTH PARAGRAPHS UNDER SUBADVISORY AGREEMENTS ON PAGE 25 AND REPLACE WITH THE FOLLOWING INFORMATION.

For the USAA Life Growth and Income Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Adviser (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Adviser allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 87 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina and John R. Ryan.

For the USAA Life Diversified Assets Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management. The Adviser (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006.